UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: April 14, 2005
(Date of Earliest Event Reported): (January 27, 2005)

BERRY PETROLEUM COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-9735	77-0079387
(State or Other Jurisdiction	(Commission File	(IRS Employer
of corporation or organization)	Number)	Identification Number)

5201 Truxtun Avenue, Suite 300
Bakersfield, California 93309
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (661) 616-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES:

On January 28, 2005, Berry Petroleum Company (Berry) filed on Form 8-K announcing that on January 27, 2005 Berry closed its previously announced Purchase and Sale Agreement with multiple parties comprised of J.W. Operating Company, three of its subsidiaries, a trust, and two individuals, referred to collectively as J-W or the Sellers, to acquire their interests in the Niobrara natural gas fields in northeastern Colorado (J-W properties) for approximately $105 million, financed by bank borrowings under Berry's existing credit facility.

On February 3, 2005, Berry filed on Form 8-K/A (the Report) amending the foregoing Form 8-K, stating under 9.01 of the Report that the required financial statements with respect to the J-W acquisition would be filed by an amendment to the Report. The Report is hereby amended to replace Item 9.01 of the Report. Furthermore, Item 2.01 of the Report is hereby amended with additional information regarding the compression facilities and pipeline gathering system as described below.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSAL OF ASSETS

Approximately 10% of the value of acquired properties is attributed to compression facilities and approximately 200 miles of pipeline gathering systems which are used to gather gas from wells within the acquired J-W properties and delivery into interstate gas lines. The expected remaining lives of compression facilities and pipelines are from 10 to 12 years. Berry does not anticipate any significant changes to operating expenses or general and administrative expenses as a result of operating the compression facilities and pipeline gathering systems.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENT OF BUSINESSES ACQUIRED.

Audited Statement of Combined Revenues and Direct Operating Expenses for the Oil and Gas Properties purchased by Berry from J.W. Operating Company, a privately-held company, three of its subsidiaries, a trust, and two individuals for the year ended December 31, 2004, and the related notes thereto, together with the Report of Independent Auditors of Travis, Wolff & Company, L.L.P. concerning the Statement and related notes. Copies of such Audited Statement of Combined Revenues and Direct Operating Expenses for the Oil and Gas Properties are attached hereto as Exhibit 99.3.

(b)	PRO FORMA FINANCIAL INFORMATION.

Unaudited Pro Forma Condensed Combined Statement of Income of Berry Petroleum Company, for the year ended December 31, 2004, the Unaudited Pro Forma Condensed Combined Balance Sheet of Berry Petroleum Company, as of December 31, 2004, and the related notes thereto, show the pro forma effects of Berry's acquisition of the J-W Properties. Copies of such financial statements are attached hereto as Exhibit 99.4. The financial statements contained in Exhibit 99.4 incorporate by reference the financial statements of Berry Petroleum Company contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

(c)	EXHIBITS.

EXHIBIT NO.	DESCRIPTION

*23.1	Consent of Independent Registered Public Accounting Firm.

** 99.1	News Release, dated January 28, 2005, announcing the closing of the acquisition with J-W Operating Company and others.

** 99.2	Purchase and Sale Agreement, dated December 3, 2004, among Berry Petroleum Company and J-W Operating Company and others.

*99.3
Audited Statement of Combined Revenues and Direct Operating Expenses for the Oil and Gas Properties (the "J-W Properties") purchased by Berry Petroleum Company from J-W Operating Company, a privately-held company, three of its subsidiaries, a trust, and two individuals, for the year ended December 31, 2004, and the related notes thereto, together with the Report of Independent Registered Public Accounting Firm of Travis, Wolff & Company, L.L.P. concerning the Statement and related notes.

*99.4
Unaudited Pro Forma Condensed Combined Statement of Income of Berry Petroleum Company for the year ended December 31, 2004, the Unaudited Pro Forma Condensed Combined Balance Sheet of Berry Petroleum Company, as of December 31, 2004, and the related notes thereto, to show the pro forma effects of Berry's acquisition of the J-W Properties. The financial statements contained herein incorporate by reference the financial statements of Berry Petroleum Company contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

________
* filed herewith
** previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PETROLEUM COMPANY
Date: April 14, 2005	/s/ Kenneth A. Olson
Kenneth A. Olson
Corporate Secretary

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

*23.1	Consent of Independent Registered Public Accounting Firm

** 99.1	News Release, dated January 28, 2005, announcing the closing of the acquisition with J-W Operating Company and others.

** 99.2	Purchase and Sale Agreement, dated December 3, 2004, among Berry Petroleum Company and J-W Operating Company and others.

*99.3
Audited Statement of Combined Revenues and Direct Operating Expenses for the Oil and Gas Properties (the "J-W Properties") purchased by Berry Petroleum Company from J-W Operating Company, a privately-held company, three of its subsidiaries, a trust, and two individuals, for the year ended December 31, 2004, and the related notes thereto, together with the Report of Independent Registered Public Accounting Firm of Travis, Wolff & Company, L.L.P. concerning the Statement and related notes.

*99.4
Unaudited Pro Forma Condensed Combined Statement of Income of Berry Petroleum Company for the year ended December 31, 2004, the Unaudited Pro Forma Condensed Combined Balance Sheet of Berry Petroleum Company, as of December 31, 2004, and the related notes thereto, to show the pro forma effects of Berry's acquisition of the J-W Properties. The financial statements contained herein incorporate by reference the financial statements of Berry Petroleum Company contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

________
* filed herewith
** previously filed